Other operating income/(expense)	12 Months Ended
Dec. 31, 2018
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Other operating income/(expense)

7. Other operating income/(expense)

	2018	2017	2016
	£m	£m	£m
Fair value remeasurements of equity investments under IFRS 9	16
Disposal of businesses and assets	258	195	283
Fair value remeasurements on contingent consideration recognised in business combinations	(1,252)	(1,012)	(2,205)
Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	58	13	(577)
Remeasurement of Consumer Healthcare put option liability	(658)	(1,186)	(1,133)
Fair value adjustments on derivative financial instruments	(3)	9	(3)
Other (expense)/income	(7)	9	23
Impairment of available-for-sale equity investments under IAS 39		(30)	(47)
Disposal of available-for-sale equity investments under IAS 39		37	254

	(1,588)	(1,965)	(3,405)

Disposal of businesses and assets in 2018 included a profit of £119 million on the disposal of tapinarof to Dermavant Sciences, a profit of £33 million on the disposal of Consumer Healthcare tail brands in the US and a gain arising from the increase in value of the shares in Hindustan Unilever Limited to be received on the disposal of Horlicks and other Consumer Healthcare brands, which is expected to complete by the end of 2019, net of disposal costs.

Fair value remeasurements on contingent consideration recognised in business combinations included £1,188 million related to the acquisition of the former Shionogi-ViiV Healthcare joint venture and £56 million payable to Novartis related to the Vaccines acquisition and fair value movements on derivatives hedging foreign exchange exposure.